AMENDMENT NO. 1

                                       to

               CREDIT AGREEMENT and BORROWER'S SECURITY AGREEMENT


     This AMENDMENT NO. 1 dated as of December 29, 2004 (this "Amendment"), is by and among HAMPSHIRE GROUP, LIMITED, HAMPSHIRE DESIGNERS, INC., HAMPSHIRE INVESTMENTS, LIMITED, GLAMOURETTE FASHION MILLS, INC. and ITEM-EYES, INC. (collectively, the "Borrower"), the lenders party hereto (the "Banks") and HSBC Bank USA, National Association, as Agent for the Lenders (in such capacity "Agent").

                                    RECITALS:

     A. The Borrower, the Existing Lenders (as defined below) and the Agent have entered into a Credit Agreement dated as of August 15, 2003 (the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     B. Two Existing Lenders, Bank of America, N.A. and Fleet National Bank are now under common control and wish to retain only $16,500,000 of the Revolving Credit Commitments under the name of Fleet National Bank, a Bank of America company.

     C. The Existing Lenders intend to reallocate their pro rata shares of the Revolving Credit Commitment and to permit Wachovia Bank, National Association ("Wachovia") to become a Bank under the Loan Agreement.

     D. The Borrower has requested, and the Banks and the Agent have agreed, to amend certain provisions of the Loan Agreement and the Borrower's Security Agreement, all upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Banks and the Agent agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Loan Agreement.

     Section 2. Amendment of Loan Agreement.

          2.01 The defined term "Banks", as set forth in the preamble to the Loan Agreement, is hereby amended in its entirety to include only HSBC Bank USA, National Association ("HSBC"), JPMorgan Chase Bank ("Chase"), The CIT Group/Commercial Services, Inc. ("CIT"), Israel Discount Bank of New York ("IDB"), Fleet National Bank, a Bank of America company ("Fleet") and Wachovia Bank, National Association ("Wachovia") (HSBC, Chase, CIT, IDB, Fleet and Wachovia individually referred to as a "Bank" and collectively, the "Banks").

          2.02 The following defined term contained in Section 1.01 of the Loan Agreement is amended in its entirety to read as follows:

               "Cash   Collateral"   means  a  deposit  by  Borrower,   made  in
          immediately available funds, to a savings, checking, time deposit, brokerage or other account at HSBC (or HSBC Brokerage (USA) Inc. or HSBC acting its brokerage capacity) or the purchase by Borrower of a certificate of deposit issued by HSBC and the execution of all documents and the taking of all steps required to give Agent a perfected security interest for the benefit of the Banks in such account or certificate of deposit.

          2.03 The chart set forth in Section 4.01 of the Loan Agreement with respect to the Participating Banks' Pro Rata Share is hereby amended in its entirety to duplicate the chart (inclusive of the headings) set forth in
     Section 4.01 below.

     Section 3. Amendment to the Borrower's Security Agreement. The Security Agreement dated August 15, 2003 between the Borrower and the Agent is hereby amended by redesignating the existing Section 1.G. therein to become a new
Section 1.H. and by inserting a new Section 1.G. to read in its entirety as follows:

          HSBC Brokerage (USA) Inc. account number 66C 01100, in including without limitation all investment property and other financial assets held therein.

     Section 4. Assignment.

     4.01 On and as of the date hereof, each Bank (as such term is defined immediately prior to the effectiveness of this Amendment, each an "Existing Lender") shall sell, assign and transfer or purchase, as the case may be, such Existing Lender's Revolving Credit Commitment and such Existing Lender's Participation in each Letter of Credit such that the Pro Rata Share of each Bank immediately after giving effect to this Amendment shall be as follows:

         Bank                       Commitment                Pro Rata Share
         ----                       ----------                --------------
         HSBC                       $24,000,000                        24%
         CIT                        $20,000,000                        20%
         Chase                      $15,000,000                        15%
         Fleet                      $16,500,000                        16.5%
         IDB                        $14,500,000                        14.5%
         Wachovia                   $10,000,000                        10%

     4.02 On and as of the date hereof, each Bank that is purchasing any portion of the Revolving Credit pursuant to Section 4.01 above shall have paid the purchase price for its Pro Rata Share of the principal amount of Loans outstanding Commitment (and funded Participations in Letters of Credit) in respect of such purchased Revolving Credit Commitment by wire transfer of immediately available funds to the Agent for distribution to the assigning Banks, as applicable.

     4.03 The assignments and purchases provided for in Section 4.01 above shall be without recourse or representation, except that each of the assigning Banks shall be deemed to have represented that is the legal and beneficial owner of the interests assigned by it, subject to no liens or other encumbrances.

     4.04 Each of the parties hereby consents to the assignments and purchases provided for in Section 4.01 above and agrees that as of the date hereof Wachovia shall become a party to the Loan Agreement, as amended hereby, as a Bank, and from and after the date hereof, Wachovia shall have all of the rights and obligations of a Bank thereunder to the same extent and with the same effect as if it had been an original signatory thereto.

     4.05 Upon consummation of the transactions contemplated in Section 4.01 above, Bank of America, N.A. shall cease to be party to the Loan Agreement, as amended hereby, and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the collateral subject to the liens created under the Loan Documents; provided that the provisions set forth in Section 14.03 of the Loan Agreement shall continue to inure to the benefit of Bank of America, N.A.. Upon consummation of the transactions contemplated in Section 4.01 above, any outstanding note payable to Bank of America, N.A. by the Borrower shall cease to evidence Loans made by such party and shall be deemed cancelled hereby.

     4.06 Conforming Amendments. The Loan Agreement and the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

     Section 5. Acknowledgments, Confirmations and Consent.

     5.01 The Borrower and the Guarantors acknowledge and confirm that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.

     5.02 Each Guarantor consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Loan Agreement, guarantees the full payment and performance of all of the Obligations, and remains in full force and effect in accordance with its terms.

     Section 6. Release.

     As of the effective date of the consummation of the HIL Spin-off Transaction, the Guaranty Obligation of HIL pursuant to the Guaranty is hereby terminated and HIL shall have no further obligation under such Guaranty. The definition of "Guarantor" for all purposes under the Loan Agreement is hereby deemed to exclude HIL.

     Section 7. Representations and Warranties. The Borrower and each Guarantor, as the case may be, each represents and warrants to the Lenders and the Agent as follows:

     7.01 After giving effect to this Amendment, (i) each of the representations and warranties set forth in Article VII of the Loan Agreement is true and correct in all respects as if made on the date of this Amendment, and (ii) no Default or Event of Default exists under the Loan Agreement.

     7.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment.

     7.03 The execution, delivery and performance by the Borrower and each Guarantor of this Amendment and each of the agreements, instruments and documents executed in connection with this Amendment to which it is a party will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.

     7.04 This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Borrower or a Guarantor is a party has been duly executed and delivered by the Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     Section 8. Miscellaneous.

     8.01 Except as specifically amended by this Amendment, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

     8.02 THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

     8.03 The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

     8.04 This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

     8.05 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any other agreements, instruments and documents executed or furnished in connection with this Amendment.

     Section 9. Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon receipt by the Agent of (i) original counterparts of this Amendment duly executed by each party hereto, (ii) in substitution for the existing Revolving Credit Notes, new revolving credit notes executed by the Borrower, delivered to the Agent and payable to each Bank, respectively, in the amount of such Bank's Pro Rata Share of the Revolving Credit Commitment (after giving effect to this Amendment) and (iii) payment of the Agent's legal fees and expenses.


                            [signature pages follow]

     IN WITNESS WHEREOF, the Borrower, the Lenders, the Agent and the Guarantors have signed and delivered this Amendment as of the date first written above.

HAMPSHIRE GROUP, LIMITED


By: /s/ Charles W. Clayton
    ----------------------
Name: Charles W. Clayton
Title: Executive Vice President

HAMPSHIRE DESIGNERS, INC.


By: /s/ Charles W. Clayton
   -----------------------
Name: Charles W. Clayton
Title: Vice President

GLAMOURETTE FASHION MILLS, INC.


By: /s/ Charles W. Clayton
    ----------------------
Name: Charles W. Clayton
Title: Vice President

ITEM-EYES, INC.


By: /s/ Charles W. Clayton
    ----------------------
Name: Charles W. Clayont
Title: Vice President

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Bank, as
Letter of Credit Issuing
Bank (for all Letters of
Cedit other than Existing
Letters of Credit) and as
Agent


By: /s/ Ignatitus J. Marotta
    ------------------------
Name: Ignatitus J. Marotta
Title: Executive Vice President

CIT GROUP/COMMERCIAL
SERVICES, INC., as a Bank


By: /s/ Georgia Tetteris
    --------------------
Name: Georgia Tetteris
Title:Assistant Vice President


JPMORGAN CHASE BANK , as a
Bank and as Letter of
Credit Issuing Bank (for
the Existing Letter of
Credit)


By: /s/ James A. Knight
    -------------------
Name: James A. Knight
Title: Vice President


ISRAEL DISCOUNT BANK OF NEW
YORK, as a Bank


By: /s/ Howard Weinberg
    -------------------
Name: Howard Weinberg
Title: Senior Vice President I

By:  /s/ David Acosta
Name: David Acosta
Title:  Assistant Vice President


BANK OF AMERICA, N.A., as an Existing Lender


By: /s/ Matthew S. Cardone
    ----------------------
Name: Matthew S. Cardone
Title:  Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank


By: /s/ Tim Sechrest
    ----------------
Name: Tim Sechrest
Title:  Vice President

Address for Notices:

Wachovia Bank, National Association
100 N. Main Street, NC 6754
Winston-Salem, NC 27101
Attn: Credit Products Managment
Fax Number: (336) 732-6935

FLEET NATIONAL BANK, a Bank of America company, as a Bank


By: /s/ David Rodriguez
    -------------------
Name: David Rodriguez
Title:Vice President